OceanFirst Financial Corp. Exhibit 99.1 Investor Presentation August 2016

OceanFirst Financial Corp. Forward-Looking Statements In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.  The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to:  changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

OceanFirst Milestones – 114 Years of Growth

Serving Central and Southern New Jersey Market OceanFirst is the largest Bank headquartered in Central and Southern New Jersey $4.0 billion in assets 50 branch offices Market Cap $483 million Average Daily Share Volume of 165,000 OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office 30 million people, or approximately 10% of the total U.S. population, reside within a 2-hour drive* and 7.3 million reside in market area** *Includes New York – Newark NY-NJ-PA-CT CSA and Philadelphia – Reading – Camden CSA. **Refer to Appendix 2 for market area.

OceanFirst Loan Portfolio Diversification by Geography Atlantic City is 1.3% of the OceanFirst loan portfolio Least Concentration Highest Concentration

Experienced Leadership

- Substantial insider ownership of 19.4% – aligned with shareholders' interests
  - OceanFirst Bank ESOP 6.2%
  - Directors & Senior Executive Officers 8.0%
    - Director and Proxy Officer Stock Ownership Guidelines
  - OceanFirst Foundation 5.2%

From April 26, 2016 Proxy Statement, adjusted for Cape Bancorp acquisition on May 2, 2016.

Name	Position	# of Years at OCFC	# of Years In Banking	Previous Experience
Christopher D. Maher	President, Chief Executive Officer	3	28	Patriot National Bancorp; Dime Community Bancshares
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	23	34	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Administrative Officer	12	38	BISYS Banking Solutions; Newtrend LLC; Brooklyn Federal Savings
Joseph J. Lebel III	Executive Vice President, Chief Lending Officer	10	32	Wachovia Bank N.A.; First Fidelity
Mark C. Foley	President, Southern Division	–	37	Bank of Boston; Patriot National Bank; Naugatuck Valley Savings and Loan

OceanFirst

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Deep Bench of Experienced Executives Name Position # of Years at OCFC # of Years In Banking Previous Experience Craig C. Spengeman Executive Vice President, Director of Wealth Management 2 38 PGB Trust and Investments (Division of Peapack-Gladstone Bank) Steven J. Tsimbinos Executive Vice President, General Counsel 6 22 Thacher Proffit & Wood; Lowenstein Sandler PC David R. Howard First Senior Vice President, Chief Risk Officer 3 26 Guggenheim Partners; GE Capital Margaret Lanning First Senior Vice President, Chief Credit Officer 1 37 Wells Fargo Bank, N.A.; Wachovia Bank Gary S. Hett Senior Vice President, Director of Human Resources 3 43 Patriot National Bancorp; Dime Community Bancshares

Our Strategy Grow commercial loans (organic) Annual investment in commercial lending operating expense Increased lending teams from 1 to 4 Upgraded to state-of-the-art commercial loan operating system Guard credit quality through strong credit risk culture Added highly experienced Chief Credit Officer Weighted Average Facility Rating No non-performing commercial loans were originated within the past 5 years December 31, 2012 June 30, 2016 $533 million $993 million $2.2 million $6.4 million 4.8 $43.4 million NPL 2.8% of loans 4.5 $15.3 million NPL 0.48% of loans Non-performing loans decreased by 65% 19.3% CAGR

Our Strategy (Continued) Organically grow low cost deposits (exclude time deposits) Opened three de novo branches Capitalize on disruption created by out-of-market acquirers; leverage commercial lending success to grow business deposits Opportunistic acquisition of local community banks Colonial American Bank acquired on July 31, 2015 in a transaction valued at $11.9 million (core deposit premium 0.4%) Purchased in-market retail branch on March 11, 2016 with total deposits of $17.0 million (core deposit premium 2.1%) Cape Bancorp acquired on May 2, 2016 in a transaction valued at $196 million (core deposit premium 4.4%) Ocean Shore Holding Co. agreed to be acquired on July 13, 2016 in a transaction valued at $146 million (core deposit premium 4.9%) December 31, 2012 June 30, 2016 $1,493 million 0.15% cost $1,746 million 0.12% cost Leading community bank in Ocean County, New Jersey Preeminent community bank in central and southern New Jersey Acquired (or pending acquired) $2.197 million deposits at a weighted core deposit premium of 4.3% Cost of deposits reduced by 20%

Strategy Impact on Valuation Strategy Result (2012 – 6/30/2016) Grew Commercial loans from $533 million to $993 million, 19.3% CAGR Reduced non-performing loans from $43.4 million, 2.8% of loans, to $15.3 million, 0.48% of loans Grew low cost core deposits from $1,493 million (0.15% cost) to $1,746 million (0.12% cost) Opportunistic acquisitions of Ocean Shore Holding Co., Cape Bancorp and Colonial American Bank Valuation Impact December 31, 2012 July 27, 2016 Stock Price $13.75 $18.77 Market Capitalization $246 million $483 million Price/Tangible Book Value 112% 143% Core Deposit Premium 1.5% 5.3% Total Shareholder Return of 51% since December 2012

Highlights – 2016 Completed the acquisition of Cape Bancorp on May 2, 2016, which added $1.5 billion to assets, $1.2 billion to loans, and $1.2 billion to deposits Added highly experienced banking executive as Southern Division President to maintain local decision-making and strong oversight Announced Ocean Shore Holding Co. acquisition (NASDAQ: OSHC) on July 13, 2016, valued at approximately $146 million Second Quarter Core EPS of $0.38(1), an 18% increase from $0.32(1) in Q1 2016 10.2% ROTE(1) & 0.95% ROA(1) Net interest margin was 3.55% in Q2 2016, an increase from 3.32% in Q1 2016 Strong deposit funding represented by a loan to deposit ratio of 97.6% and an average cost of deposits of 0.25% Tangible common equity of 8.5% of assets (1)Amounts and ratios exclude merger related expenses, Federal Home Loan Bank prepayment fee and loss on sale of investment securities

Branch Map Source: SNL Financial ¹ Deposit market share data as of June 30, 2015. 2 Financial highlights as of or for the quarter ended March 31, 2016. Overview of Ocean Shore Holding Co. Acquisition Transaction Summary Financial Highlights2   Total Assets ($M) $1,052   ROAA 0.67%   Gross Loans ($M) $796   ROATCE 6.55%   Total Deposits ($M) $818   NIM 3.24%   TCE/ TA 10.4%   Yield on Loans 4.14%   Leverage Ratio 10.5%   Cost of Deposits 0.32%   Total RBC Ratio 20.5%   Efficiency 66% - OCFC Branches - OSHC Branches Valued at $146 million – 80% stock, 20% cash Price/TBV – 132% Core deposit premium – 4.9% Financially compelling: Over 5% accretive to EPS in 2018 in addition to double digit earnings accretion from Cape Earnback of 3.7 years IRR of approximately 20%

Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2015 Note: Market area is defined as counties in Central and Southern New Jersey Institution # of Branches Dep. In Mkt. ($000) TD Bank (Canada) 138 17,773,374 Wells Fargo (CA) 144 15,915,759 Bank of America (NC) 129 13,838,204 Santander Bank (Spain) 81 5,893,493 M&T Bank (NY) 33 4,655,042 OceanFirst Bank # of Branches Dep. In Mkt. ($000) 50 3,053,821 Institution # of Branches Dep. In Mkt. ($000) Sun 41 1,847,992 Ocean Shore* 11 786,582 Manasquan 8 780,139 First Choice 5 765,009 Sturdy Savings 13 631,513 *OCFC announced acquisition on July 13, 2016, refer to page 12. OceanFirst Competitive Position Responsive Flexible Capable Lending Limit Technology Trust Cash Management Consumer & Commercial Mega Banks Community Banks Favorable Competitive Position

Strategic Deposit Composition Transition Consumer Commercial Total Cost of Deposits 0.27%

Strategic Focus on Commercial Lending Drives Business Deposits Note: Amounts include repurchase agreements classified as borrowings but offered to local business relationships Legacy

Mobile Banking Consistently adopting mobile-centric options. In 2015, added TouchID, Apple Watch, and Apple Pay. Significantly increasing adoption of Apple Pay and mobile deposit capture. Online Banking & Bill Pay In 2015, 40% of depositors used online banking and an average of 30,000 bills were paid with online bill pay service each month. Check Card Over 6.3 million transactions processed in 2015. Rewards program promotes usage. Launched Card Valet, a personalized mobile card management app, in 2015. ATM & Interactive Teller (ITM) Fleet of intelligent ATM terminals provide technology for continually growing self-service deposit option. First ITM deployed in 2014 with 5 more added in 2015. Corporate Cash Management Added Remote Deposit Capture (RDC) in 2007. In 2015, 141 clients processed almost 600,000 checks using RDC. Full Suite of Technology and Delivery Systems

Strategic Loan Composition Transition Note (A): Investment CRE as a percent of risk-based capital is 226% at March 31, 2016. Consumer Commercial

Credit Underwriting Remains Conservative: Commercial Loan Production 2015 and 2016 (Dollars in thousands) Commercial Loan Originations Year Six Months Ended Ended December 31, 2015 June 30, 2016 Commercial Loan Portfolio at June 30, 2016 Amount $264,385 $109,070 $1,757,371 Weighted average rate 4.16% 4.22% 4.39% Weighted average debt service coverage 2.0X 1.7X 1.9X Weighted average loan-to-value (CRE only) 62% 63% 54% Weighted average risk rating(1) 4.5 4.4 4.5 Deposit contribution $92,367 $1,371 $209,093 Cash management (% utilizing) (excluding Cape portfolio) 34% (1)Risk rating is on a scale from 1 (best) to 9 (worst). A rating of 4.5 represents an equivalent S&P rating of BBB.

OceanFirst Maintains Conservative CRE Portfolio Relative to Peers Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS. Source: BankRegData.com Ratio would be 241% on a pro-forma basis to include Cape Bancorp at 3/31/16.

Highlights – Risk Management During 2015 and First Half 2016: Interest Rate Risk Management Extended $100 million of FHLB advances into 4 – 5 year terms $100 million increase in non-interest bearing deposits (excluding the addition of Cape deposits) which now represent 17.3% of total deposits Core deposits(1) are 84.9% of total deposits, a significant hedge against a rising rate environment Credit Risk Management Recruited Chief Credit Officer with over 37 years of commercial lending experience Upgraded to state-of-the-art commercial loan operating system for improved risk monitoring, management and reporting (1)Core deposits are all deposits except time deposits.

Effective Interest Rate Risk Management Duration Rate Characteristics All asset categories managed with limited duration At June 30, 2016

Term Borrowings Extended as Interest Rate Hedge TOTAL $251.6MM 1.75% AVG. COST At June 30, 2016

Credit Metrics Reflect Conservative Culture (1)Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. Ratio for 2016 is annualized. Two commercial loans account for 70% of the net charge-off No non-performing commercial loans were originated within the past 5 years (1) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 6/30/2016 Residential Consumer Commercial Real Estate Commercial Net Charge-Offs Non-performing loans as percent of total loans receivable Net loan charge-offs as percent of average loans

OceanFirst Charge-Offs Are 20% Below Peers



Charge-Offs / Average Loans Outstanding
2011 – 2015
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
OceanFirst Bank
0.33%
0.83%
Peer 8
Peer Group Average
0.41%
3.93%
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
5 Year Average
5 Year Max
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%

Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS.
Source: BankRegData.com

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Net Interest Margin Stabilized at Historical Levels but Now Expanding Historical Average (1996 – 2015) Net Interest Margin (3.28%) Q2 consolidated NIM at 3.55% includes 18 BP of net accretable yield from purchase accounting adjustments and prepayment fees OceanFirst Bank: 5 consecutive quarters of expansion Peers: 9 consecutive quarters of decline 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016

Diversified Streams of Non-Interest Income $2.5M $18.0M Targeted Growth Areas Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing. 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 1996 6/30/16 (Annualized) Percent of Average Assets Fees and Service Charges Gain on Sale of Loans BOLI BankCard Services Wealth Management/Investment Services Other

Generating Consistent Attractive Returns (1)For 2013, excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation. (2)For 2015 and 2016, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. (1) Return on Assets Return on Tangible Common Equity (2) (2) 9.8% 0.90% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 2009 2010 2011 2012 2013 2014 2015 6/30/16 Annualized 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% Return on Tangible Equity Return on Assets

Prudently Managing Excess Capital in Near Term Notes: Stock Repurchases – $15.32 Average Cost per Share. Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014. In Q4 2015 and 2016, stock repurchases suspended as capital was allocated to Cape Bancorp acquisition. (6 Months) $8.8 $8.6 $8.2 $8.2 $8.7 $5.5 $2.1 $11.9 $8.1 $9.2 $6.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2011 2012 2013 2014 2015 2016 Annual Return of Capital (Millions) Cash Dividends Stock Repurchases

Why OCFC…? Fundamental franchise value Superior deposit profile Consistent commercial loan growth Conservative credit culture Solid financial performance Consistent attractive returns Strong balance sheet and capital base Seasoned and effective management team Substantial insider ownership – aligned with shareholders’ interests Fully capable of executing on 5-year growth plan

Attractive Valuation Metrics Valuation Price / Tang. Book Value 143% 166% Price / LQA EPS 12.3x 14.8x Price / 2017 Estimated EPS 11.0x 14.8x Core Deposit Premium 5.3% 9.1% Cash Dividend Yield 2.8% 3.0% OCFC Peers(1) 1) Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS Note: Financial data as of the most recent period available; market data as of July 27, 2016; OCFC stock price of $18.77 Source: Sandler O’Neill

Appendix

OceanFirst Financial Corp. – Analyst Coverage APPENDIX 1 Company Analyst Recommendation Price Target Keefe Bruyette & Woods Collyn Gilbert Outperform $22.00 Sandler O’Neill & Partners Frank Schiraldi Buy $21.00 Piper Jaffray Matt Breese Overweight $22.00 FIG Partners David Bishop Outperform $24.00 Investor Relations Contacts Christopher D. Maher President and Chief Executive Officer 732-240-4500 Ext. 7504 cmaher@oceanfirst.com Michael Fitzpatrick Executive Vice President and Chief Financial Officer 732-240-4500 Ext. 7506 mfitzpatrick@oceanfirst.com Jill Hewitt Senior Vice President 732-240-4500 Ext. 7513 jhewitt@oceanfirst.com

Market Demographics Central New Jersey(1) Southern New Jersey(2) Philadelphia Metro(3) Total Bank Offices in Market 877 516 876 Total Bank Deposits in Market $81.8 billion $36.3 billion $93.2 billion Number of OceanFirst Offices 28 22 % of OceanFirst Deposits 60 40 Market Rank 10 7 Market Share (%) 2.33 3.53 Population 2,437,611 1,842,151 3,018,862 Projected 2016-2021 Population Growth (%) 7.69 1.01 4.44 Deposit and demographic data as of June 30, 2015. Source: SNL Financial Notes:1 – Includes Monmouth, Ocean, Middlesex and Mercer counties, New Jersey 2 – Includes Burlington, Atlantic, Cape May, Camden, Gloucester, Salem and Cumberland counties, New Jersey 3 – Includes Philadelphia, Bucks and Montgomery counties, Pennsylvania APPENDIX 2 Expansion opportunity

Commercial Portfolio Metrics APPENDIX 3 Commercial Real Estate (CRE) Owner-Occupied Investor Total $ 523.7 million 1,011.4 million $1,535.1 million % of Total Loan Portfolio 48.5% Average Size of CRE Loans $766,000 Largest CRE Loan $16.7 million Current Pipeline $33.9 million Weighted Average Yield 4.51% Weighted Average Repricing Term 4.1 years Commercial Loans (C&I) Total Portfolio $222.4 million % of Total Loan Portfolio 7.0% Average Size of Commercial Loans $331,000 Largest Commercial Loan $12.0 million Current Pipeline $9.0 million Weighted Average Yield 4.1% Weighted Average Repricing Term 2.9 years Note: The maximum loan exposure to a single borrower, including CRE and C&I loans, was $22.8 million.

Commercial Portfolio Segmentation APPENDIX 3 (Cont’d) Total Commercial Loan Exposure by Industry Classification Real Estate Investment by Property Classification Diversified portfolio provides protection against industry-specific credit events. As of June 30, 2016. Arts/Entertainment/ Recreation, 4.2% Real Estate Investment, 48.2% Other Services, 2.4% Retail Trade, 5.2% Public Administration, 1.7% Miscellaneous, 6.0% Manufacturing, 2.8% Educational Services, 2.8% Accommodations/ Food Services, 10.0% Healthcare, 6.5% Wholesale Trade, 3.7% Construction, 6.5% Residential Development, 11.0% Industrial/ Warehouse, 7.3% Single Purpose, 7.0% Miscellaneous, 9.9% Motel, 7.1% Multi-Family, 12.1% Retail Store, 8.9% Shopping Center, 7.7% Development, 5.3% Office, 23.7%

Residential Portfolio Metrics APPENDIX 4 Residential Real Estate Total Portfolio $1,131.2 million % of Total Loan Portfolio 36.2% Average size of mortgage loans $198,000 % of loans for second homes 11.9% Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) - Loans originated during 2016 52% 65% Portfolio average FICO score - Loans originated during 2016 752 756 % of loans outside the New York/New Jersey market 3.3% As of June 30, 2016, unless otherwise noted.

Colonial American Bank Acquisition 100% Stock deal, valued at $11.9 million In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Favorable financial terms (adjusted for DTA realization of $2.3 million) Price/Tangible Book Value of 104% Transaction neutral to OCFC book value Price/Core Deposit Premium of 0.4% Modest execution risk with conservative assumptions Expected cost saves of 35%, fully realized in 2016 Established a fair value credit mark of $2.9 million, 2.4% of loans, which is not included in the Allowance for Loan Losses Effective execution (2015) Announcement – February 25 Regulatory Approvals - June 17 (68 days following application) Shareholder Approval - July 9 Closing – July 31 Systems Integration – October 17 (72 days following legal closing) APPENDIX 5 Supports Retail Expansion in High Value Communities OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office Colonial American Retail Branches

Cape Bancorp Acquisition Creates the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey 85% stock and 15% cash, valued at $195 million Favorable financial terms Price/Tangible Book Value of 139% Price/Core Deposit Premium of 4.4% Expected accretion to GAAP EPS of 17% in 2017 Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation Modest execution risk with conservative assumptions Expected cost saves of 33%, fully realized by end of 2016 Expected one-time, pre-tax transaction expenses of $15.5 million Gross credit mark of 2.3% of loans Effective execution (2016) Announcement – January 5 Regulatory Approvals – March 28 (52 days following application) Shareholder Approvals – April 25 Closing – May 2 Systems Integration – scheduled October 15 APPENDIX 6

1 Pro forma OceanFirst and Ocean Shore as of March 31, 2016, and excludes purchase accounting adjustments. 2 Per OSHC March 31, 2016 Quarterly Report on Form 10-Q. 3 Includes loans made to borrowers who were employed at the time of origination at casinos/hotels that subsequently closed or declared bankruptcy. Ocean Shore (Atlantic City) Pro Forma Company1 (Atlantic City)   Direct Exposure (Collateral) (Residential + Consumer + Commercial Loans)   $M % of Total Loans % of Total Pro Forma Loans   Total   19.6 2.5 1.5   Indirect Exposure (Cash Flows) (Residential + Consumer Loans to Casino Workers) # $M2% %   All Casinos 190 16.4 2.1 0.5   Troubled Casinos3 47 3.3 0.4 0.1 APPENDIX 7 Atlantic City Exposure

Serving Our Communities Recovering from Superstorm Sandy – Construction Financing 2013 – 2015 funded 287 loans = $117.2 million OceanFirst Foundation As of June 30, 2016, over $27.7 million has been granted to organizations serving the Bank’s market Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy hit the Jersey Shore in 2012 First foundation established during a mutual conversion to IPO (July 1996) Cape Foundation to be merged into OceanFirst Foundation adding $4.5 million of assets to the existing $19.9 million of assets APPENDIX 8

Client Comments APPENDIX 9 CHEFS INTERNATIONAL INC. Robert Cooper – President “The relationship with OceanFirst goes back before my tenure, and I was the true benefactor of that successful affiliation. Whether we request a simple letter of credit or a complicated loan, OceanFirst listens to our needs and makes it happen. It’s that simple. OceanFirst knows how to make it happen.” NATIONWIDE IMAGING SERVICES INC. Robert Manetta – CEO “OceanFirst understands what I need to maintain and grow my business. They have been a banking partner that responds quickly and has always been there when I need them.” WOODHAVEN LUMBER & MILLWORK INC. Alan Robinson & David Robinson – Owners “Our relationship with OceanFirst goes back many years – through good economic times and tough ones. Even during the Great Recession, the bank stood by us, understood our needs and helped us reach the other side. Our OceanFirst relationship has contributed significantly to the growth and success of our business.” ROBEN MFG. CO., INC. Gary R. Huhn – Chief Operating Officer and President “For years, Roben Mfg. has relied on OceanFirst Bank’s expertise for recommending banking solutions that best serve our business. OceanFirst has enabled us to meet increased demands and triple our growth from a $3 million a year business into a $9 million a year business serving the chemical, petrochemical, pharmaceutical & food industries globally. We look forward to continuing this partnership with OceanFirst through the expansion of our manufacturing facility in 2016 and beyond.”